SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2007
Capital Auto Receivables Asset Trust 2007-1

(Issuing Entity with respect to Securities)
Capital Auto Receivables LLC

(Depositor with respect to Securities)
GMAC LLC

(Sponsor with respect to Securities)

Delaware	333-105077-08	Applied for

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mark E. Newman Capital Auto Receivables LLC 200 Renaissance Center
Detroit, Michigan	48265

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number,
including area code:	(313) 665-6266

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Opinion of Counsel of Kirkland & Ellis LLP
Opinion of Counsel of Kirkland & Ellis LLP

Item 8.01. Incorporation of Certain Documents by Reference
     The registrant has filed a final prospectus supplement, dated April 19, 2007, setting forth a description of the collateral pool and the proposed structure of $419,000,000 aggregate principal balance of Class A-1 5.32455% Asset Backed Notes (the “Class A-1 Notes”), $525,000,000 aggregate principal balance of Class A-2 5.22% Asset Backed Notes (the “Class A-2 Notes”), $215,000,000 aggregate principal balance of Class A-3a 5.00% Asset Backed Notes (the “Class A-3a Notes”), $324,000,000 aggregate principal balance of Class A-3b Floating Rate Asset Backed Notes (the “Class A-3b Notes,” collectively with the Class A-3a Notes, the “Class A-3 Notes”), $118,000,000 aggregate principal balance of Class A-4a 5.01% Asset Backed Notes (the “Class A-4a Notes”), $177,151,000 aggregate principal balance of Class A-4b Floating Rate Asset Backed Notes (the “Class A-4b Notes,” collectively with the Class A-4a Notes, the “Class A-4 Notes”), $61,153,000 aggregate principal balance of Class B 5.15% Asset Backed Notes (the “Class B Notes”), $28,225,000 aggregate principal balance of Class C 5.38% Asset Backed Notes (the “Class C Notes”) and $9,408,000 aggregate principal balance of Class D 6.57% Asset Backed Notes (the “Class D Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”) by Capital Auto Receivables Asset Trust 2007-1. Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes are being offered publicly for sale.
Item 9.01. Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of April 23, 2007.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of April 23, 2007.

SIGNATURES
          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC
By:	/s/ WILLIAM J. McGRANE III
	Name:	William J. McGrane III
	Title:	Controller

Dated: April 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

EX 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of April 23, 2007.

EX 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of April 23, 2007.